Exhibit 10.24

AMENDMENT No. 1 TO RESEARCH
AGREEMENT

This Amendment No. 1 to Research Agreement ("Amendment") is made and entered into as of November 2, 2012 by and between Actinium Pharmaceuticals, Inc., ("Sponsor") and The University of Texas M.D. Anderson Cancer Center ("Institution"), a member institution of the University of Texas System ("System").

RECITALS

A.	Sponsor and Institution entered into a Sponsored Research Agreement on August 6, 2012 (the "Agreement").
B.	Sponsor and Institution wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1.
Amended Exhibit C - part 1 as enclosed replaces the same Exhibit C - part 1 from the Clinical Trial Agreement between The University of Texas M.D. Anderson Cancer Center and Actinium Pharmaceuticals, Inc. dated August 6, 2012.

2.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Sponsor and Institution have entered into this Amendment effective as of the date first set forth above.

ACTINIUM PHARMACEUTICALS, INC.		THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By:	/s/ Dragan Cicic	By:	/s/ Renee Gonzales
	Dragan Cicic, MD		Renee Gonzales
	Title: COO/CMO		Title: Assistant Director, Sponsored Programs

Date: November 2, 2012		Date: November 28, 2012

Read and Understood

By:	/s/ Farhad Ravandi-Kashani
Farhad Ravandi-Kashani,M.D.
Title: Principal Investigator

Date: November 26, 2012

[Notary Seal]